UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2011

Bizzingo, Inc.

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(Exact name of registrant as specified in its charter)

Nevada 000-52511 98-0471052

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(State or other jurisdiction (Commission (IRS

Employer of incorporation) File Number) Identification No.)

63 Main Street, #202, Flemington, New Jersey 08822

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 968-0838

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 2, 2011, the Company’s Board of Directors approved the creation of the Company’s 2011 Stock Option Plan. A total of 13,000,000 shares of the Company’s common stock are subject to the plan terms.

A copy of the 2011 Stock Option Plan is attached hereto as Exhibit 10.15. Please refer to the copy of the 2011 Stock Option Plan for a complete description of its terms.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

10.15 Bizzingo, Inc. - 2011 Stock Option Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bizzingo, Inc.

Date: September 9, 2011 /s/ Douglas Toth

Douglas Toth

Chairman